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                                                                    EXHIBIT 25.1
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                          TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)  [ ]

                   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                             ---------------------

                                   74-0800980
                    (I.R.S. Employer Identification Number)

       712 MAIN STREET, HOUSTON, TEXAS                             77002
   (Address of principal executive offices)                      (Zip code)

                    LEE BOOCKER, 712 MAIN STREET, 26TH FLOOR
                      HOUSTON, TEXAS 77002 (713) 216-2448
           (Name, address and telephone number of agent for service)

                   (1) LEVIATHAN GAS PIPELINE PARTNERS, L.P.
                       (2) LEVIATHAN FINANCE CORPORATION
              (Exact name of obligor as specified in its charter)
                     SEE TABLE OF ADDITIONAL OBLIGORS BELOW

               (1)(2) DELAWARE                                 (1) 76-0396023
       (State or other jurisdiction of                         (2) 76-0605880
        incorporation or organization)                        (I.R.S. Employer
                                                           Identification Number)

        (1)(2) EL PASO ENERGY BUILDING                             77002
            1001 LOUISIANA STREET                                (Zip code)
                HOUSTON, TEXAS
   (Address of principal executive offices)

                   10 3/8% SENIOR SUBORDINATED NOTES DUE 2009
                        (Title of indenture securities)

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                          TABLE OF ADDITIONAL OBLIGORS

                                                                            ADDRESS, INCLUDING ZIP CODE,
                                                                               AND TELEPHONE NUMBER,
                                             STATE OR OTHER       IRS           INCLUDING AREA CODE,
                                             JURISDICTION OF    EMPLOYER          OF REGISTRANT'S
NAME                                          INCORPORATION      ID NO.     PRINCIPAL EXECUTIVE OFFICES
----                                         ---------------   ----------   ----------------------------
Delos Offshore Company, L.L.C. ............   Delaware         76-0543455          *
Ewing Bank Gathering Company, L.L.C. ......   Delaware         76-0391368          *
Flextrend Development Company, L.L.C. .....   Delaware         76-0470583          *
Green Canyon Pipe Line Company, L.L.C. ....   Delaware         76-0390827          *
Leviathan Oil Transport Systems, L.L.C. ...   Delaware         76-0439426          *
Manta Ray Gathering Company, L.L.C. .......   Delaware         76-0390825          *
Poseidon Pipeline Company, L.L.C. .........   Delaware         76-0464961          *
Sailfish Pipeline Company, L.L.C. .........   Delaware         76-0523106          *
Stingray Holding, L.L.C. ..................   Delaware         76-0390830          *
Tarpon Transmission Company................     Texas          75-1548949          *
Transco Hydrocarbons Company, L.L.C. ......   Delaware         76-0390837          *
Texam Offshore Gas Transmission, L.L.C. ...   Delaware         76-0390835          *
Transco Offshore Pipeline Company,            Delaware         76-0390832          *
  L.L.C. ..................................
VK Deepwater Gathering Company, L.L.C. ....   Delaware         76-0439425          *
VK-Main Pass Gathering Company, L.L.C. ....   Delaware         76-0439424          *
Viosca Knoll Gathering Company.............   Delaware         76-0439596          *

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* 1001 Louisiana Street, 26th Floor, Houston, Texas 77002, Telephone (713)
  420-2131
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ITEM 1. GENERAL INFORMATION.

        FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

        (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

            Comptroller of the Currency, Washington, D.C.
            Federal Deposit Insurance Corporation, Washington, D.C.
            Board of Governors of the Federal Reserve System, Washington, D.C.

        (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

            The trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

        IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

        The obligor is not an affiliate of the trustee. (See Note on Page 7.)

ITEM 3. VOTING SECURITIES OF THE TRUSTEE.

        FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE.

                          COL. A                                     COL. B
                      TITLE OF CLASS                           AMOUNT OUTSTANDING
                      --------------                           ------------------
         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 4. TRUSTEESHIPS UNDER OTHER INDENTURES.

        IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING
        INFORMATION:

        (A) TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER INDENTURE.

            Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

        (B) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(b)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

            Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 5.INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH OBLIGOR OR UNDERWRITERS.

        IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICER OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

        Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 6. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

        FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

               COL. A              COL. B                             COL. D
                                                  COL. C       PERCENTAGE OF VOTING
                                               AMOUNT OWNED  SECURITIES REPRESENTED BY
            NAME OF OWNER      TITLE OF CLASS  BENEFICIALLY   AMOUNT GIVEN IN COL. C
            -------------      --------------  ------------  -------------------------
        Not applicable by virtue of Form T-1 General Instruction B and response to
        Item 13.

ITEM 7. VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
OFFICIALS.

        FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.

           COL. A           COL. B          COL. C           COL. B
                                                          PERCENTAGE OF
                                                        VOTING SECURITIES
                                                         REPRESENTED BY
                                         AMOUNT OWNED    AMOUNT GIVEN IN
        NAME OF OWNER   TITLE OF CLASS   BENEFICIALLY        COL. C
        -------------   --------------   ------------   -----------------
        Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 8. SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

        FURNISH THE FOLLOWING INFORMATION AS TO THE SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE TRUSTEE.

            COL. A                            COL. C
                            COL. B         AMOUNT OWNED          COL. B
                         WHETHER THE     BENEFICIALLY OR      PERCENTAGE OF
                          SECURITIES    HELD AS COLLATERAL        CLASS
                          ARE VOTING       SECURITY FOR      REPRESENTED BY
                         OR NONVOTING     OBLIGATIONS IN     AMOUNT GIVEN IN
        TITLE OF CLASS    SECURITIES         DEFAULT             COL. C
        --------------   ------------   ------------------   ---------------
        Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 9. SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

        IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

        COL. A                 COL. B            COL. C
                                              AMOUNT OWNED          COL. D
                                            BENEFICIALLY OR       PERCENT OF
                                           HELD AS COLLATERAL        CLASS
                                              SECURITY FOR      REPRESENTED BY
        NAME OF ISSUER         AMOUNT        OBLIGATIONS IN     AMOUNT GIVEN IN
        AND TITLE OF CLASS   OUTSTANDING   DEFAULT BY TRUSTEE       COL. C
        ------------------   -----------   ------------------   ---------------
        Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 10.OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

          IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10% OR MORE OF THE VOTING

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          SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A
          SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON.

         COL. A                 COL. B            COL. C
                                               AMOUNT OWNED          COL. D
                                             BENEFICIALLY OR       PERCENT OF
                                            HELD AS COLLATERAL        CLASS
                                               SECURITY FOR      REPRESENTED BY
         NAME OF ISSUER         AMOUNT        OBLIGATIONS IN     AMOUNT GIVEN IN
         AND TITLE OF CLASS   OUTSTANDING   DEFAULT BY TRUSTEE       COL. C
         ------------------   -----------   ------------------   ---------------
         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 11.OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

          IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OR SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

         COL. A                COL. B            COL. C
                                              AMOUNT OWNED          COL. D
                                            BENEFICIALLY OR       PERCENT OF
                                           HELD AS COLLATERAL        CLASS
                                              SECURITY FOR      REPRESENTED BY
         NAME OF ISSUER        AMOUNT        OBLIGATIONS IN     AMOUNT GIVEN IN
         AND TITLE OF CLASS  OUTSTANDING   DEFAULT BY TRUSTEE       COL. C
         ------------------  -----------   ------------------   ---------------
         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

          EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:

            COL. A       COL. B
          NATURE OF      AMOUNT       COL. C
         INDEBTEDNESS  OUTSTANDING   DATE DUE
         ------------  -----------   --------
         Not applicable by virtue of Form T-1
         General Instruction B and response
         to Item 13.

ITEM 13. DEFAULTS BY THE OBLIGOR.

          (A) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

               There is not, nor has there been, a default with respect to the securities under this indenture. (See Note on Page 7.)

          (B) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

               There has not been a default under any such indenture or series. (See Note on Page 7.)

ITEM 14. AFFILIATIONS WITH THE UNDERWRITERS.

          IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

          Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 15. FOREIGN TRUSTEE.

          IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

          Not applicable.

ITEM 16. LIST OF EXHIBITS.

     List below all exhibits filed as part of this statement of eligibility.

     - 1. A copy of the articles of association of the trustee now in effect.

     # 2. A copy of the certificate of authority of the trustee to commence business.

     * 3. A copy of the certificate of authorization of the trustee to exercise corporate trust powers issued by the Board of Governors of the Federal Reserve System under date of January 21, 1948.

     + 4. A copy of the existing bylaws of the trustee.

       5. Not applicable.

       6. The consent of the United States institutional trustees required by
Section 321(b) of the Act.

     M 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

       8. Not applicable.

       9. Not applicable.

                      NOTE REGARDING INCORPORATED EXHIBITS

     Effective January 20, 1998, the name of the Trustee was changed from Texas Commerce Bank National Association to Chase Bank of Texas, National Association. Certain of the exhibits incorporated herein by reference, except for Exhibit 7, were filed under the former name of the Trustee.

     - Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-56195.

     # Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-42814.

     * Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-11 File No. 33-25132.

     + Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-65055.

     M Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-4 File No. 333-77263.

                                      NOTE

     Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base responsive answers to Items 2 and 13, the answers to said Items are based on incomplete information. Such Items may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Chase Bank of Texas, National Association, formerly known as Texas Commerce Bank National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto authorized, all in the City of Houston, and State of Texas, on the 18th day of June, 1999.

                                            CHASE BANK of TEXAS, NATIONAL
                                            ASSOCIATION, as Trustee

                                            By:     /s/ MAURI J. COWEN
                                              ----------------------------------
                                                        Mauri J. Cowen
                                               Vice President and Trust Officer

                                                                       EXHIBIT 6

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

     The undersigned is trustee under an Indenture between Leviathan Gas Pipeline Partners, L.P., a Delaware limited partnership, and Leviathan Finance Corporation, a Delaware corporation, as obligors (the "Companies"), and Chase Bank of Texas, National Association, as Trustee, entered into in connection with the issuance of the Companies' Senior Subordinated Notes.

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned hereby consents that reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                            Very truly yours,

                                            CHASE BANK OF TEXAS, NATIONAL
                                            ASSOCIATION, as Trustee

                                            By:     /s/ MAURI J. COWEN
                                              ----------------------------------
                                                        Mauri J. Cowen
                                               Vice President and Trust Officer